UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)     November 12, 2007
Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-12781	56-1001967

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
1823 Eastchester Drive
High Point, North Carolina 27265

(Address of Principal Executive Offices)
(Zip Code)
(336) 889-5161

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The board of directors of Culp, Inc. (the “Company”) amended Article VII of the Company’s bylaws, effective as of November 12, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated securities, the Company is eligible to participate in the Direct Registration System for shares, which is administered by The Depository Trust Company. The full text of the bylaws, as amended, is filed as Exhibit 3.1 to this report, and amended Article VII thereof is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits
          Exhibit 3.1 — Restated and Amended Bylaws of Culp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007

Culp, Inc.

	By:	/s/ Kenneth M. Ludwig

Kenneth M. Ludwig Senior Vice President

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Restated and Amended Bylaws of Culp, Inc.

3